SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                            TERRACE FOOD GROUP, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.

       / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                            TERRACE FOOD GROUP, INC.
                              1351 N.W. 22nd Street
                          Pompano Beach, Florida 33069
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               September 15, 1999
                             ----------------------

To the Stockholders of
TERRACE FOOD GROUP, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TERRACE FOOD GROUP, INC., a Delaware corporation (the "Company"), will be held at 1351 N.W. 22nd Street Pompano Beach, Florida 33069, on Wednesday, September 15, 1999 at 9:00 a.m., local time, for the following purposes:

         1.       To elect six members of the Board of Directors;

         2. To approve an amendment to the Company's 1997 Stock Option Plan that would increase from 175,000 to 350,000 the number of shares reserved for issuance pursuant to the exercise of stock options granted or to be granted thereunder;

         3. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1999; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only stockholders of record at the close of business on August 16, 1999 are entitled to notice of, and to vote at, the Annual Meeting.

                                           By Order of the Board of Directors

                                           /s/ Steven Shulman

                                           Steven Shulman
                                           Chairman of the Board
Dated: August 19, 1999
Pompano Beach, Florida

              WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL
           MEETING YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE
                ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED,
            WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            TERRACE FOOD GROUP, INC.
                              1351 N.W. 22nd Street
                          Pompano Beach, Florida 33069
                            -------------------------

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                               September 15, 1999
                            -------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders of TERRACE FOOD GROUP, INC., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of Proxies for the Annual Meeting of Stockholders to be held at 1351 N.W. 22nd Street Pompano Beach, Florida 33069, on September 15, 1999 at 9:00 a.m., local time, or at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy will be first sent or given to stockholders is August 19, 1999.

                        RECORD DATE AND VOTING SECURITIES

         The voting securities of the Company outstanding on August 16, 1999 consisted of 948,342 shares of Common Stock, $.01 par value (the "Common Stock"), entitling the holders thereof to one vote per share, and 17,310 shares of Series C Preferred Stock, $.001 par value (the "Preferred Stock"), entitling the holders thereof to one vote per share. Only stockholders of record as of that date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A majority of the outstanding shares of Common Stock and Preferred Stock present in person or by proxy is required for a quorum.

                            PROXIES AND VOTING RIGHTS

         Shares of Common Stock and Preferred Stock represented by Proxies, in the accompanying form of Proxy, which are properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares represented thereby will be voted (i) for the election as directors of the persons who have been nominated by the Board of Directors, (ii) to approve an amendment to the Company's 1997 Stock Option Plan, (iii) to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1999 (iv) and for any other matter that may properly come before the Annual Meeting in accordance with the judgment of the person or persons voting the Proxy.

         A plurality of the total votes cast by holders of Common Stock and Preferred Stock, voting together as a single class, is required for the election of directors. The affirmative vote of a majority of the votes cast by holders of Common Stock and Preferred Stock voting together as a single class, is required to approve an amendment to the Company's 1997 Stock Option Plan and to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Annual Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Annual Meeting or by execution of a subsequent Proxy which is presented to the Annual Meeting, or if the stockholder attends the Annual Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Broker "non-votes" and the shares of Common

Stock and Preferred Stock as to which a stockholder abstains are included for purposes of determining the presence or absence of a quorum at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of the majority of the votes present and, therefore, do not have the effect of votes in opposition in such tabulations. An abstention from voting on a matter or a Proxy instructing that a vote be withheld has the same effect as a vote against a matter since it is one less vote for approval.

         All expenses in connection with this solicitation will be borne by the Company. It is expected that solicitations will be made primarily by mail, but regular employees or representatives of the Company may also solicit Proxies by telephone, telegraph or in person, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending solicitation material to their principals.

         Unless otherwise indicated, all share information in this Proxy Statement gives effect to a one-for-ten reverse stock split of the Company's outstanding Common Stock effected March 15, 1999.

                               SECURITY OWNERSHIP


         The voting securities of the Company outstanding on June 30, 1999 consisted of 948,342 shares of Common Stock and 17,310 shares of Preferred Stock. The following table sets forth information concerning ownership of the Company's Common Stock, as at June 30, 1999, by (i) each director, (ii) each executive officer, (iii) all directors and executive officers as a group, and
(iv) each person who, to the knowledge of management, owned beneficially more than 5% of the Common Stock. The address each such person is in care of the Company, 1351 N.W. 22nd Street, Pompano Beach, Florida 33069.


                                                                                              Number of
                                                                                                Shares
                                                      Number of Shares                       of Preferred
                                                      of Common Stock                           Stock
Directors, Nominees, Executive                          Beneficially                         Beneficially
Officers and 5% Stockholders                            Owned(1)(2)         Percent(2)          Owned               Percent
----------------------------                            -----               -------             -----               -------

Jonathan S. Lasko                                        100,833(3)           10.1%               -                   --
Richard Power                                            80,917(4)             8.2%            1,154                5.9%
Steven Shulman                                           137,951(5)           13.6%               -                   --
Fred A. Seigel                                           33,042(6)             3.4%              577                2.9%
Houssam T. Aboukhater                                    21,000(7)             2.2%               -                   --
Salvatore J. Bommarito                                   40,000(8)             4.0%            2,308               11.8%
William P. Rodrigues                                      5,833(9)             0.6%               -                   --
A-One-A Wholesale Produce, Inc.                          50,000(10)            5.3%               -                   --
Michael Feinberg                                         57,500(11)            6.0%               -                   --
All Directors and Executive Officers as a Group         419,576               36.2%            4,039               23.3%

------------------------------------
(1) In each case the beneficial owner has sole voting and investment power except that 380,000 shares held by Jonathan S. Lasko are held in joint tenancy with his wife Ellen J. Lasko

(2) Calculations assume that all options and warrants held by each director, director nominee and executive officer and exercisable within 60 days after June 30, 1999 have been exercised.

(3) Includes 25,000 shares held for the benefit of Jordana Lasko, a minor and includes 49,333 shares of common stock issuable upon exercise of options and warrants exercisable within 60 days after June 30, 1999.

(4) Includes 36,167 shares of common stock issuable upon exercise of options and warrants exercisable within 60 days after June 30, 1999.

(5) Includes 68,001 shares of common stock issuable upon exercise of options and warrants exercisable within 60 days after June 30, 1999.

(6) Includes 12,583 shares of common stock issuable upon exercise of options and warrants exercisable within 60 days after June 30, 1999.

(7) Includes 1,000 shares of common stock issuable upon exercise of options and warrants exercisable within 60 days after June 30, 1999.

(8) Includes 40,000 shares of common stock issuable upon exercise of options and warrants exercisable within 60 days after June 30, 1999.

(9) Includes 3,333 shares of common stock issuable upon exercise of options and warrants exercisable within 60 days after June 30, 1999.

(10) These shares were issued in connection with the Company's acquisition of the business and assets of the named company which was previously owned equally by Virgil Scarbrough and Scott Davis. Messrs. Scarbrough and Davis are Officers of A-One-A Produce & Provisions, Inc., one of the Company's wholly-owned subsidiaries.

(11) Includes 7,500 shares of common stock issuable upon exercise of options and warrants exercisable within 60 days after June 30, 1999.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Directors of the Company hold office until the next annual meeting of stockholders or until their successors are elected and qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. If no contrary instructions are indicated, Proxies representing Common Stock and Preferred Stock will be voted for the election of Steven Shulman, Jonathan S. Lasko, Richard Power, Fred A. Seigel, Houssam T. Aboukhater and Salvatore J. Bommarito, the six nominees of the Board of Directors. All of the nominees are currently directors of the Company. The Company does not expect that any of the nominees will be unavailable for election, but if that should occur before the Annual Meeting, the Proxies will be voted in favor of the remaining nominees and may also be voted for a substitute nominee or nominees selected by the Board of Directors.

         A plurality of the total votes cast by holders of Common Stock and Preferred Stock, voting together as a single class, is required for the election of directors

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                      FOR ELECTION OF EACH OF THE NOMINEES

                                   MANAGEMENT

Directors and Executive Officers

         The directors and executive officers of the Company and their positions with the Company are as follows:


Name                           Age      Director Since         Position
----                           ---      --------------         --------

Steven Shulman                  58      February 1997          Chairman of the Board of Directors, President and
                                                               Chief Executive Officer
Jonathan S. Lasko               28      September 1997         Executive Vice-President, Secretary, Chief Operating
                                                               Officer and Director
Richard Power                   50      February 1997          Director
Fred A. Seigel                  42      February 1998          Director
Houssam T. Aboukhater           28      August 1998            Director
Salvatore J. Bommarito          50      May 1999               Director
William P. Rodrigues,           55               -             Vice-President - Finance, Treasurer and Chief
Jr.                                                            Financial Officer

         STEVEN SHULMAN, age 58, has served as the Chairman of the Board of Directors since February, 1997, and since February 18, 1998, he has also served as the Chief Executive Officer of the Company. He is also a Managing Director of Latona Associates, Inc., an investment banking firm involved in advisory services and principal investments. He serves as a director of a number of public and private companies and is currently a director of WPI Group, Inc., Ermanco Incorporated, Beacon Capital Partners, L.P. and Corinthian Directory, Inc. Mr. Shulman holds an M.S. in Industrial Management from the Stevens Institute of Technology, where he currently serves as Vice Chairman of its Board.

         JONATHAN S. LASKO, age 28, has been a director of the Company since September, 1994, and its Chief Operating Officer and Secretary since August, 1995. He has also been the Company's Executive Vice-President since May, 1993. Mr. Lasko was the vice-president of A&E

Management Corp. from October 27, 1993, The Lasko Companies, Inc. from May 11, 1995 and Prime Concern Kosher Foods, Inc. from December, 1995 until such businesses were sold in 1998. He is also President and Chief Executive Officer of A-One-A Produce. Mr. Lasko attended Bernard Baruch College of City University of New York, New York in 1990 and 1991. From January, 1990 until October, 1993, when he became a full-time employee of the Company, Mr. Lasko was a part-time employee of the Company and managed its food and beverage operations for its Passover holiday vacation.

         RICHARD POWER, age 50, has served as a director of the Company since February, 1997. Currently Mr. Power is Executive Vice President of Tyco International Ltd., a New York Stock Exchange listed corporation. He was Vice-President of Tyco Fire and Safety Services from May, 1997 to March, 1999, and the President of Carlisle Plastics, Inc. from January to May, 1997, both divisions of Tyco International Ltd. He served as a consultant to Tyco in Mergers and Acquisitions from 1995 through 1996, Vice President and Chief Financial officer of Abex Inc. a New York Stock Exchange listed corporation between 1994 and 1995,and was the Managing Director of a private investment company from 1992 through 1994. Mr. Power holds a B.S. and an M.B.A. from Boston College.

         FRED A. SEIGEL, age 43, has served as a Director since February 18, 1998. Mr. Seigel was the founder, President and Director of Energy Capital Partners, a privately-held, Boston-based company organized in September, 1993, providing financing for energy efficiency projects throughout the United States. The company was sold to ABB Structured Finance (Americas) in February, 1999. Mr. Seigel continues to serve as its President. From January, 1988 to October, 1994, he served as a limited partner in two large-scale energy co-generation projects in New York state, representing a total investment of $350,000,000. From March, 1984 to November, 1986, Mr. Seigel was a project manager for Wheelabrator-Frye, Inc., in that company's Resource Recovery Division. From January, 1981 to January, 1993, he was the Director of the Executive Office for Energy for the State of New Hampshire. Mr. Seigel holds a B.A. from New England College, Henniker, New Hampshire.

         HOUSSAM T. ABOUKHATER, age 28, has served as a Director of the Company since August, 1998. Mr. Aboukhater is Vice President of Prestolite Wire, a privately-held, Southfield, Michigan-based company, which is a leading producer of telecommunications wire. From 1993 to 1996, Mr. Aboukhater served as Vice President of Balcrank Products, an automotive components division of the General Chemical Group, a New York Stock Exchange listed corporation. Mr. Aboukhater also currently serves as Director of Market Analysis for Latona Associates, an investment banking firm involved in advisory services and principal investments. Mr. Aboukhater holds a B.A. in business administration from the University of San Diego, San Diego, California.

         SALVATORE J. BOMMARITO, age 50, has served as a Director of the Company since May, 1999. Mr. Bommarito is the founder of Twin Capital, Inc./New Street Investments, L.P. a New York city-based investment banking firm, organized in January 1994, which services include advising on mergers and acquisitions and private placements and providing general corporate advice. From June 1990 to January 1994, Mr. Bommarito served as a Managing Director at Chemical Securities, Inc. in New York where he was founder and co-head of its high yield bond underwriting business. From December 1984 to June 1990, Mr. Bommarito served as a Managing Director at Bankers Trust Company in New York where he was the Senior Banker in the Merchant Banking Group which services included advising on mergers and acquisitions, private placement and venture capital. Mr. Bommarito holds a M.B.A. from Fordham University and an A.B. from the University of Notre Dame.

         WILLIAM P. RODRIGUES, JR., age 56, was appointed Vice-President -- Finance and Chief Financial Officer on July 18, 1998. Previously, he had been Controller of Mueller Co., a unit of Tyco International, Inc. since 1989. From 1976 to 1987, he was Vice-President -- Finance and Controller of Clearfield Cheese Company, a subsidiary of H.P. Hood Inc., a Boston-based dairy products company. Mr. Rodrigues holds an A.B. degree from Boston College.


Meetings and Committees

         The Board of Directors of the Company held five meetings during the fiscal year ended December 31, 1998. From time to time during such fiscal year, the members of the Board acted by unanimous written consent. The Company has standing Compensation and Audit Committees. The Compensation Committee reviews, analyses and makes recommendations to the Board of Directors regarding compensation of Company directors, employees, consultants and others, including grants of stock options. The current members of the Compensation Committee are Steven Shulman and Richard Power. The Compensation Committee held no formal meetings in 1998, however they approved certain actions by written consent. The Audit Committee reviews, analyzes and makes recommendations to the Board of Directors with respect to the Company's compensation and accounting policies, controls and statements, and coordinates with the Company's independent public accountants. The current members of the Audit Committee are Steven Shulman, Richard Power, Fred Seigel, Salvatore Bommarito and Houssam T. Aboukhater. The Audit Committee held one formal meeting in 1998. The Company does not have a standing nominating committee or a committee that serves nominating functions. These functions are performed by the Board of Directors of the Company as a whole.


Executive Compensation

         The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to the chief executive officer of the Company ("CEO") and the executive officers of the Company (other than the CEO) who were executive officers of the Company during the fiscal year ended December 31, 1998 and whose salary and bonus exceeded $100,000 with respect to the fiscal year ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                                        Long-Term
                                                                  Annual Compensation                 Compensation
                                                       -----------------------------------------   -----------------



                                              Year
                                              Ended                                     Other Annual
                Name and                    December         Annual                     Compensation
          Principal Position                   31          Salary($)      Bonus($)            ($)           Options(#)
-------------------------------------    ------------    ------------   ------------    -------------     --------------

Samuel H. Lasko                               1996          $125,000          -          $ 9,517(2)(3)        -
President and Treasurer(1)                    1997          $150,000          -          $22,502(2)           -
                                              1998          $  -0-            -          $   -0-              -

Jonathan S. Lasko                             1996          $ 70,000          -          $ 7,255(2)         8,000(5)
Executive Vice President, Secretary           1997          $ 95,000          -          $21,272(2)        12,500(5)
and Chief Operating Officer                   1998          $125,000          -          $14,058               -

Steven Shulman                                1997          $  -0-            -          $   -0-           13,000(5)
Chief Executive Officer(4)                    1998          $  -0-            -          $   -0-           15,000(5)

---------------------

(1)      Resigned effective August 26, 1998.
(2) Represents amounts paid for lease of automobile, automobile insurance and health insurance.
(3) Does not include repayments of loans from A&E Management Corp., The Lasko Companies, Inc. and the Company.
(4) Steven Shulman became Chief Executive Officer of the Company in February, 1998, subsequent to the resignation of the Company's former CEO, Milton Namiot. Mr. Shulman became President of the Company in August, 1998, subsequent to the resignation of Samuel H. Lasko.
(5) Represents options granted to directors and executive officers under the Company's 1997 Stock Option Plan.

         The following table sets forth certain information regarding stock option grants made to Messrs. Shulman, Jonathan S. Lasko and Dr. Samuel H. Lasko during the fiscal year ended December 31, 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR



                                               Number of          % of Total
                                              Securities         Options/SARs
                                              Underlying          Granted to         Exercise or
                                             Options/SARs        Employees in        Base Price         Expiration
               Name                           Granted (#)         Fiscal Year          ($/sh)               Date
--------------------------------------    -----------------   -----------------   ---------------    ---------------

Steven Shulman                                  15,000               26.3%             $11.25            Aug-Nov,
                                                                                                           2008
Jonathan S. Lasko                                8,000               11.4%             $11.41            Aug-Nov,
                                                                                                           2008
Dr. Samuel H. Lasko                               -0-                 -0-                -0-                -0-

         The following table sets forth certain information regarding stock options held by Messrs. Shulman and Jonathan S. Lasko as of December 31, 1998.

                           AGGREGATED OPTION EXERCISES
                       DURING THE MOST RECENTLY COMPLETED
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


                                                                                      No. of           Value (1) of
                                                                                    Securities        Unexercised in
                                                                                    Underlying           The-Money
                                                                                    Unexercised       Options at FY-
                                             Shares                               Options at FY-          End($)
                                          Acquired on             Value               End (#)          Exercisable/
                Name                      Exercise(#)           Realized           Exercisable/        Unexercisable
                                                                                   Unexercisable

Steven Shulman                                -0-                  -0-             6,333/21,667            $0/0
Jonathan S. Lasko                             -0-                  -0-             41,667/16,333           $0/0

Board of Directors Compensation

         The Company does not currently compensate directors who are also executive officers of the Company for their service on the Board of Directors. Under current Company policy, each non-employee Director of the Company does not receive a fee for each Board meeting or Board committee meeting attended. Under the terms of the Company's 1997 Stock Option Plan, Directors are eligible to receive grants of options to purchase shares of common stock in connection with their service on the Board of Directors. Directors are also reimbursed for their expenses incurred in attending meetings of the Board of Directors.

Employment Agreements

         The Company has a five-year employment agreement, ending August 31, 2000, with Jonathan S. Lasko. Under his employment agreement, Mr. Lasko is to receive an annual base salary of $115,000 for the fourth year and $125,000 for the fifth year of his employment. On February 18, 1998, the Board of Directors accepted the recommendation of its Compensation Committee and increased Jonathan
S. Lasko's base compensation for 1998 to $125,000. In connection with the sale by Company of its Deering Ice Cream subsidiary, by amendments dated February 17, 1997, to his employment agreement, Jonathan Lasko voluntarily surrendered his one-time performance based option to purchase up to an aggregate of 75,000 shares of common stock, and in lieu thereof, the Company issued to him, warrants to purchase 37,500 shares of its common stock at an exercise price of $11.875 per share. The employment agreement also entitles Mr. Lasko to the use of an automobile and to employee benefit plans, such as group life, health, hospitalization and life insurance. Under the employment agreement, employment terminates upon death or total disability of the employee and may be terminated by the Company for "cause," which is defined, among other things, as the willful failure to perform duties, embezzlement, conviction of a felony, or breach of the employee's covenant not to compete or maintain confidential certain information.

         In August, 1998, Dr. Samuel H. Lasko resigned as an officer and director of the Company. Dr. Lasko also surrendered his one-time performance based option to purchase up to an aggregate of 75,000 shares of common stock in connection with the sale by the Company and, in lieu thereof, received warrants to purchase 37,500 shares of common stock at an exercise price of $11.875 per share.


Long-term Incentive and Pension Plans

         During the year ended December 31, 1998, the Company adopted a defined contribution 401(k) plan in accordance with the Internal Revenue Code. Employees are eligible to participate in the 401(k) plan upon completion of three months of service provided they are over 21 years of age. Participants may defer up to 15% of eligible compensation. Currently, the Company does not provide matching contributions under the 401(k) Plan.

Other

         No director or executive officer is involved in any material legal proceeding in which he is a party adverse to the Company or has a material interest adverse to the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, except for three Form 4's for Steven Shulman and that were filed late, all
Section 16(a) forms that were required to be filed during the fiscal year ended December 31, 1998 were filed in compliance with the applicable requirements of
Section 16(a).


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In connection with the acquisition of DownEast Frozen Desserts, LLC in February 1997, the Company issued to each of Samuel H. Lasko and Jonathan S. Lasko (collectively the "Laskos") warrants to purchase 37,500 shares of the Company's common stock at $11.875 per share. Messrs. Laskos surrendered their respective performance options to purchase up to 75,000 shares of the Company's common stock, contained in their respective employment agreements. In addition, they entered into an option agreement to purchase the businesses, assets or capital stock of three of the Company's wholly owned subsidiaries, The Lasko Family Kosher Tours, Inc., The Lasko Companies, Inc. and A&E Management, Inc. at the fair market value thereof to be independently determined. The option was exercised by Samuel H. Lasko alone and on March 13, 1998, he purchased The Lasko Family Kosher Tours, Inc. and A&E Management, Inc. for consideration equal to $575,000 in accordance with"fair value" and "fairness" opinions from an independent valuation firm. The sale was ratified by the shareholders at the 1998 Annual Meeting on August 26, 1998.

         A-One-A Produce was purchased by the Company in 1997 from Virgil Scarbrough and Scott Davis, who are now employed by A-One-A Produce. A-One-A Produce leases approximately 55,000 square feet at 1351 N.W. 22nd Street, Pompano Beach, Florida, for use as its principal offices and warehouse. The lease term is for ten years expiring July 31, 2007, with two five year options to extend at an annual rental of approximately $222,000. The Pompano Beach facility is owned by an affiliate of Messrs. Scarbrough and Davis. The lease for this facility was negotiated as part of the A-One-A Produce acquisition.


                                 PROPOSAL NO. 2

                 APPROVAL OF AMENDMENT TO 1997 STOCK OPTION PLAN

         The Board of Directors of the Company has unanimously approved for submission to a vote of the shareholders a proposal to amend the 1997 Stock Option Plan (the "Plan") to provide an increase in the number of shares reserved for issuance pursuant to the exercise of options granted thereunder (the "Amendment").

         Effective March 15, 1999, the shareholders of the Company approved a one-for-ten reverse stock split of the Company's outstanding Common Stock. Giving effect to such stock split, there are now 175,000 shares of Common Stock reserved for issuance pursuant to the exercise of options granted under the Plan. The Plan, as proposed to be amended, would authorize the issuance of a maximum of 350,000 shares of Common Stock pursuant to the exercise of options granted thereunder. As of the date hereof, stock options to purchase 154,850 of the 175,000 shares of Common Stock currently available under the Plan have been granted to directors, officers and employees of the Company. Furthermore, the Company has additional options, warrants and other securities convertible or exercisable into 1,584,943 shares of Common Stock. No options to purchase shares of Common Stock under the Plan have been exercised through the date hereof.

                  The following is the proposed Amendment to the Plan:

         Section 2.5 of the Plan shall be amended in its entirety to read as follows:

                  "2.5     Shares Subject to the Plan"

                           "The  maximum  number of shares of Common Stock which
                  may be subject to Stock Options granted under the Plan shall be 350,000. The Stock Options shall be subject to adjustment in accordance with Section 4.1, as appropriate, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan."

         The Board of Directors believes it is in the Company's and its shareholders' best interests to approve the Amendment because it will provide the Company with greater flexibility in granting future options and help the Company attract and retain key personnel.

The 1997 Stock Option Plan and Participants

         The purposes of the Plan are to enable the Company to attract and retain persons of ability as directors, officers and other key employees with managerial, professional or supervisory responsibilities, to retain able consultants and advisors, and to motivate such persons to use their best efforts on behalf of the Company by providing them with an equity participation in the Company.

         Options may be granted to (i) directors, officers and other full-time salaried employees of the Company and its subsidiaries with managerial, professional or supervisory responsibilities, and (ii) consultants and advisors who render bona fide services to the Company and its subsidiaries, in each case, where the Compensation Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. As used herein with respect to the Plan, references to the Company include subsidiaries of the Company.

Administration of the Plan

         The Plan is administered by the Compensation Committee, which is appointed by the Company's Board of Directors, and consists of three members of the Board of Directors (the "Committee"). Under the terms of the Plan, the Committee will have the authority to determine, subject to the terms and conditions of the Plan, the persons to whom options are granted, the number of options granted to each optionee, and the terms and conditions of each option, including its duration.

         The Plan can be amended, suspended, reinstated or terminated by the Board of Directors; provided, however, that without approval of the Company's shareholders, no amendment shall be made which (i) increases the maximum number of shares of Common stock which may be subject to stock options granted under the Plan, except for specified adjustment provisions, (ii) extends the term of the Plan, (iii) materially increases the benefits accruing to optionees under the Plan, (iv) materially modifies the requirements as to eligibility for participation in the Plan, or (v) will cause stock options granted under the Plan to fail to meet the requirements of Rule 16b-3. Unless previously terminated or extended by the Board of Directors, the Plan will terminate on February 20, 2007.

Option Price

         Under the Plan, stock options to purchase shares of Common Stock may be granted at exercise prices not less than the fair market value of the shares as of the date of grant.

         As of June 30, 1999, 154,850 options have been granted, including 142,000 to current officers and directors.

Terms of Options

         Stock options may be granted for a term of up to ten years. The Plan provides that if a stock option, or portion thereof, expires, lapses without being exercised or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such stock option or portion thereof shall be available for future grants of stock options under the Plan.

         Pursuant to the terms of the Plan, the option price for all options must be paid in cash, by check, bank draft or money order payable in United States dollars to the order of the Company, or with Common Stock of the Company owned by the optionee and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be so purchased, or a combination thereof.

         Stock options granted pursuant to the Plan will not be assignable or transferable except by will or the laws of intestate succession. Stock options acquired pursuant to the Plan may be exercised by the optionee (or the optionee's legal representative) only while the optionee is employed by the Company, or within six months after termination of employment due to a permanent disability, or within three months after termination of employment due to retirement. The executor or administrator of a deceased optionee's estate or the person or persons to whom the deceased optionee's rights thereunder have passed by will or by the laws of descent or distribution shall be entitled to exercise the option within the sixth month after the decedent's death. Stock options expire immediately in the event an optionee is terminated with or without cause or resigns; provided, however, in the event the Company terminates the employment of an optionee who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two year period immediately preceding such termination, for any reason except "good cause" (as defined in the Plan), each stock option held by such optionee (which had not then previously lapsed or terminated and which had been held by such optionee for more than six months prior to such termination) shall be exercisable for a period of three months after such termination to the extent otherwise exercisable during that period. All of the aforementioned exercise periods set forth in this paragraph are subject to the further limitation that an option shall not, in any case, be exercisable beyond its stated expiration date.

         The purchase price and the number and kind of shares that may be purchased upon exercise of options granted pursuant to the Plan, and the number of shares which may be granted pursuant to the Plan, are subject to adjustment in certain events, including stock splits, recapitalizations, mergers, and reorganizations.

Required Vote

         The affirmative vote of a majority of the votes cast by holders of Common Stock and Preferred Stock, voting together as a single class, is required to approve an amendment to the Company's 1997 Stock Option Plan.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF
              THE PROPOSED AMENDMENT TO THE 1997 STOCK OPTION PLAN.

                                 PROPOSAL NO. 3

                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has appointed Deloitte & Touche LLP to be the independent auditors of the Company for the fiscal year ending December 31, 1999. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Deloitte & Touche LLP be submitted to stockholders for ratification. If stockholders do not ratify the appointment of Deloitte & Touche LLP, the Board of Directors will consider the appointment of other certified public accountants. A representative of Deloitte & Touche LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

Required Vote

         The affirmative vote of a majority of the votes cast by holders of Common Stock and Preferred Stock, voting together as a single class, is required for ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
            THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S
                              INDEPENDENT AUDITORS.

                              STOCKHOLDER PROPOSALS

         To the extent required by law, any stockholder proposal intended for presentation at next year's annual stockholders' meeting must be received at the Company's principal executive offices prior to April 22, 2000.

                                  OTHER MATTERS

         So far as it is known, there is no business other than that described above to be presented for action by the stockholders at the forthcoming Annual Meeting, but it is intended that Proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting, or any adjustments thereof, in accordance with the discretion of the persons named therein.

         The Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, as amended, including financial statements has been mailed to stockholders with this Proxy Statement. If, for any reason, you did not receive your copy of the Annual Report, please advise the Company and a copy will be sent to you.

                                          By Order of the Board of Directors

                                          /s/ Steven Shulman

                                          Steven Shulman
                                          Chairman of the Board

Dated:   August 19, 1999
Pompano Beach, Florida

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                            TERRACE FOOD GROUP, INC.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 15, 1999

         The undersigned, a stockholder of Terrace Food Group, Inc., a Delaware corporation (the "Company"), does hereby appoint Steven Shulman and Jonathan S. Lasko, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the 1351 N.W. 22nd Street Pompano Beach, Florida 33069, on Wednesday, September 15, 1999, at 9:00 a.m., local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

         1.       ELECTION OF DIRECTORS:

                  To vote for the election of the following directors: Steven Shulman, Jonathan S. Lasko, Richard Power, Fred A. Seigel, Houssam T. Aboukhater and Salvatore J. Bommarito.


                                                        TO WITHHOLD
                                                        AUTHORITY TO VOTE FOR
                             TO WITHHOLD                ANY INDIVIDUAL
                             AUTHORITY TO VOTE          NOMINEE(S), PRINT
                  FOR ____   FOR ALL NOMINEES_____      NAMES BELOW:






         2.       AMENDMENT TO THE COMPANY'S 1997 STOCK OPTION PLAN:

                  To vote for approval of the amendment to the Company's 1997 Stock Option Plan that would increase from 175,000 to 350,000 the number of shares reserved for issuance pursuant to the exercise of stock options granted or to be granted thereunder.

                  FOR ____          AGAINST ____       ABSTAIN ____

         3.       RATIFICATION OF APPOINTMENT OF AUDITORS:

                  To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

                  FOR ____       AGAINST ____        ABSTAIN ____

         4.       DISCRETIONARY AUTHORITY:

                  To vote with discretionary authority with respect to all other matters which may come before the Meeting.

                  FOR ____       AGAINST ____        ABSTAIN ____

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED (i) FOR THE ELECTION AS DIRECTORS OF THE PERSONS WHO HAVE BEEN NOMINATED BY THE BOARD OF DIRECTORS,
(ii) FOR  APPROVAL OF THE  AMENDMENT  TO THE  COMPANY'S  1997 STOCK OPTION PLAN,
(iii) TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999 AND (iv) IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated August 19, 1999.

Dated _______________________, 1999

_____________________________ (L.S.)

_____________________________ (L.S.)
         Signature(s)

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. WHEN SIGNING ON BEHALF OF A CORPORATION, YOU SHOULD BE AN AUTHORIZED OFFICER OF SUCH CORPORATION, AND PLEASE GIVE YOUR TITLE AS SUCH.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                            TERRACE FOOD GROUP, INC.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 15, 1999

         The undersigned, a stockholder of Terrace Food Group, Inc., a Delaware corporation (the "Company"), does hereby appoint Steven Shulman and Jonathan S. Lasko, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Series C Preferred Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the 1351 N.W. 22nd Street Pompano Beach, Florida 33069, on Wednesday, September 15, 1999, at 9:00 a.m., local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

         1.       ELECTION OF DIRECTORS:

                  To vote for the election of the following directors: Steven Shulman, Jonathan S. Lasko, Richard Power, Fred A. Seigel, Houssam T. Aboukhater and Salvatore J. Bommarito.


                                                        TO WITHHOLD
                                                        AUTHORITY TO VOTE FOR
                               TO WITHHOLD              ANY INDIVIDUAL
                               AUTHORITY TO VOTE        NOMINEE(S), PRINT
                  FOR ____     FOR ALL NOMINEES_____    NAMES BELOW:






         2.       AMENDMENT TO THE COMPANY'S 1997 STOCK OPTION PLAN:

                  To vote for approval of the amendment to the Company's 1997 Stock Option Plan that would increase from 175,000 to 350,000 the number of shares reserved for issuance pursuant to the exercise of stock options granted or to be granted thereunder.

                  FOR ____          AGAINST ____       ABSTAIN ____

         3.       RATIFICATION OF APPOINTMENT OF AUDITORS:

                  To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

                  FOR ____       AGAINST ____        ABSTAIN ____

         4.       DISCRETIONARY AUTHORITY:

                  To vote with discretionary authority with respect to all other matters which may come before the Meeting.

                  FOR ____       AGAINST ____        ABSTAIN ____

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED (i) FOR THE ELECTION AS DIRECTORS OF THE PERSONS WHO HAVE BEEN NOMINATED BY THE BOARD OF DIRECTORS,
(ii) FOR  APPROVAL OF THE  AMENDMENT  TO THE  COMPANY'S  1997 STOCK OPTION PLAN,
(iii) TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999 AND (iv) IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated August 19, 1999.

Dated _______________________, 1999

_____________________________ (L.S.)

_____________________________ (L.S.)
         Signature(s)

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. WHEN SIGNING ON BEHALF OF A CORPORATION, YOU SHOULD BE AN AUTHORIZED OFFICER OF SUCH CORPORATION, AND PLEASE GIVE YOUR TITLE AS SUCH.